Exhibit 99.1

IAC COMPLETES SPIN-OFF OF ANGI, NOW AN INDEPENDENT COMPANY

NEW YORK and DENVER, April 1, 2025 — IAC (NASDAQ: IAC) and Angi (NASDAQ: ANGI), a leading platform for home services, announced today the successful completion of the spin-off of IAC’s full ownership stake in Angi. As a result of the spin-off, IAC’s former interest in Angi is now held directly by IAC’s shareholders, and Angi is an independent, publicly traded company.

Today also marks Joey Levin’s transition from IAC CEO. Effective on the spin-off, Mr. Levin became Executive Chairman of Angi, where, as senior executive, he will work in partnership with Angi CEO Jeff Kip and the Angi senior management team to accomplish the company’s strategic objectives. Mr. Levin will remain an advisor to IAC.

“Like many before it, Angi is off to pursue its own ambitions and likewise, IAC renews our focus on what’s next. Opportunity abounds,” said Barry Diller, Chairman and Senior Executive of IAC.

IAC and Angi are today distinct and separate companies positioned for growth and prepared to build for the future, with Angi becoming the 10th fully independent company borne from IAC’s unique 30-year history of value creation. The transaction eliminates Angi’s dual class voting structure, with IAC converting all of its high vote shares to low vote shares prior to the distribution to shareholders. As an independent company, Angi is expected to benefit from a more attractive equity currency to accelerate growth, whether through M&A, capital formation or talent acquisition, and undiluted focus on its strategic priorities. A simplified IAC will continue to focus on the growth of its existing businesses and investments–including Dotdash Meredith and its stake in MGM–as well as new growth opportunities.

“The team at Angi has worked very hard to earn the right to stand on its own as an independent public company and we are proud of this accomplishment," said Jeff Kip, CEO, Angi. “Over the last two and a half years, we have significantly improved our customer experience and driven increased profitability and cash flow while focusing on the right things to capture the long-term opportunity ahead. With a healthy balance sheet, we are intensely focused on our mission of Jobs Done Well and delivering on our strategy to return to revenue growth in 2026.”

IAC and Angi also each affirmed full year guidance for 2025.

Transaction Details

On March 7, 2025, IAC’s board of directors approved the planned spin-off of Angi Inc. and declared a special dividend (the “Distribution”) of all of the shares of Angi capital stock held by IAC to the holders of IAC common stock, par value $0.0001 per share (the “IAC common stock”), and IAC Class B common stock, par value $0.0001 per share (the “IAC Class B common stock” and together with the IAC common stock, “IAC Stock”).

The dividend was paid March 31, 2025, through the distribution of shares of Angi Class A common stock, par value $0.001 per share (the “Angi Class A common stock”), to the holders of record of IAC Stock as of the close of business on March 25, 2025 (the “Record Date”), on a pro rata basis. IAC no longer owns any shares of Angi capital stock.

Based on the number of shares of IAC Stock issued and outstanding and the number of shares of Angi capital stock owned by IAC as of the Record Date and adjusted for the reverse stock split of the Angi Class A common stock that occurred on March 24, 2025, approximately 0.5251 shares of Angi Class A common stock have been distributed in respect of each share of IAC Stock held by IAC stockholders as of the Record Date.

Cautionary Statement Regarding Forward-Looking Information

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the reorganization of IAC’s leadership, IAC’s ability to successfully manage its planned leadership transitions, the completion of the spin-off of IAC’s ownership in Angi and its anticipated benefits, business prospects and strategy of IAC and Angi, the future financial performance of IAC and its businesses, the future financial performance of Angi as an independent organization, anticipated trends and prospects in the industries in which IAC’s or Angi’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) IAC’s ability to market its products and services in a successful and cost-effective manner, (ii) the display prominence of links to websites offering IAC products and services in search results, (iii) changes in IAC’s relationship with (or policies implemented by) Google, (iv) IAC’s ability to compete with generative artificial intelligence technology and the related disruption to marketing technologies, (v) the failure or delay of the markets and industries in which IAC’s businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vi) IAC’s continued ability to develop and monetize versions of its products and services for mobile and other digital devices, (vii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which IAC’s businesses operate, as well as geopolitical conflicts, (viii) the ability of IAC’s Digital business to successfully expand the digital reach of its portfolio of publishing brands, (ix) IAC’s continued ability to market, distribute and monetize its products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to IAC’s Print business (declining revenue, increased paper and postage costs, reliance on a single supplier to print its magazines and potential increases in pension plan obligations), (xi) IAC’s ability to establish and maintain relationships with quality and trustworthy professionals and caregivers, (xii) the ability of Angi to expand its pre-priced offerings, while balancing the overall mix of service requests and directory services on Angi platforms, (xiii) the ability of Angi to continue to generate leads for professionals given changing requirements applicable to certain communications with consumers, (xiv) IAC’s ability to access, collect, use and protect the personal data of its users and subscribers, (xv) IAC’s ability to engage directly with users, subscribers, consumers, professionals and caregivers on a timely basis, (xvi) the ability of IAC’s Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of the IAC board of directors, matters subject to stockholder approval and IAC’s operations, (xvii) risks related to IAC’s liquidity and indebtedness (the impact of IAC’s indebtedness on IAC’s ability to operate its business, IAC’s ability to generate sufficient cash to service its indebtedness and interest rate risk), (xviii) IAC’s inability to freely access the cash of Dotdash Meredith and its subsidiaries, (xix) dilution with respect to investments in either IAC or Angi, (xx) IAC’s ability to compete, (xxi) IAC’s ability to build, maintain and/or enhance its various brands, (xxii) IAC’s ability to protect its systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom IAC does business), (xxiii) the occurrence of data security breaches and/or fraud, (xxiv) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxv) the integrity, quality, efficiency and scalability of IAC’s systems, technology and infrastructure (and those of third parties with whom IAC does business), (xxvi) changes in key personnel and risks related to leadership transitions and (xxvii) risks related to the spin-off of IAC’s ownership in Angi. Certain of these and other risks and uncertainties are described in IAC’s and Angi’s respective filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Reports on Form 10-K filed by IAC and Angi with the SEC on February 28, 2025, and subsequent reports that IAC or Angi files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC or Angi's business, financial condition and results of operations may arise from time to time. It is not possible for management to predict all risks, nor can IAC assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements IAC may make. Except as required by law, IAC undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing IAC’s views as of any date subsequent to the date of this press release.

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About IAC

IAC (NASDAQ: IAC) builds companies. We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands. From the single seed that started as IAC 30 years ago have emerged 10 independent, publicly-traded companies and generations of exceptional leaders. We will always evolve, but our basic principles of financially-disciplined opportunism will never change. IAC is today comprised of category-leading businesses Dotdash Meredith (DDM) and Care.com among others and holds strategic equity positions in businesses across several industries, including MGM Resorts International and Turo Inc. IAC is headquartered in New York City with business locations worldwide.

About Angi Inc.

Angi (NASDAQ: ANGI) helps homeowners get home projects done well and helps home professionals grow their business. We started in 1995 with a simple goal to help people find skilled home pros in their area. Now more than 25 years later, we've evolved to help people with everything from finding, booking and hiring a skilled pro, to researching costs, finding inspiration and discovering project possibilities. With an extensive nationwide network of skilled home pros, Angi has helped more than 150 million people maintain, repair, renovate and improve their homes and has helped hundreds of thousands of small local businesses grow.

Contact Us

IAC/Angi Inc. Investor Relations

Mark Schneider

(212) 314-7400

IAC Corporate Communications

Valerie Combs

(212) 314-7251

Angi Inc. Corporate Communications

Emily Do

(303) 963-8352

IAC

555 West 18th Street, New York, NY 10011 (212) 314-7300 http://iac.com

Angi Inc.

3601 Walnut Street, Denver, CO 80205 (303) 963-7200 http://www.angi.com